EXHIBIT 21.1

VERIS RESIDENTIAL, INC.

Subsidiary	State of Incorporation or Organization
1 GIRALDA REALTY L.L.C.	DE
1 WATER STREET L.L.C.	NY
1 FRANKLIN APARTMENTS L.L.C.	MA
3 CAMPUS REALTY LLC	DE
3 TINGEY APARTMENTS L.L.C.	DC
3 GIRALDA REALTY L.L.C.	DE
3 SYLVAN HOLDING, L.L.C.	NJ
3 SYLVAN REALTY L.L.C.	NJ
4 GATEHALL REALTY L.L.C.	NJ
5 WOOD HOLLOW REALTY, L.L.C.	NJ
6 BECKER URBAN RENEWAL, L.L.C.	NJ
7 GIRALDA REALTY L.L.C.	DE`
9 CAMPUS REALTY L.L.C.	NJ
12 VREELAND REALTY LLC	DE
14/16 SKYLINE REALTY L.L.C.	NY
23 SIDNEY APARTMENTS L.L.C.	MA
25 CC BONDS, L.L.C.	NJ
40 LOCKE APARTMENTS L.L.C.	MA
51 JFK HOLDING L.L.C.	DE
51 JFK UNIT L.L.C.	DE
55 CORPORATE PARTNERS L.L.C.	DE
55 CORPORATE REALTY L.L.C.	DE
65 LIVINGSTON HOLDING L.L.C.	NJ
65 LIVINGSTON TENANT L.L.C.	NJ
75 LIVINGSTON SPE LLC	DE
85 LIVINGSTON SPE LLC	DE
85 LIVINGSTON URBAN RENEWAL, L.L.C.	NJ
91 SIDNEY APARTMENTS L.L.C.	MA
100 LANDSDOWNE APARTMENTS L.L.C.	MA
101 HUDSON HOLDING L.L.C.	DE
101 HUDSON HOSPITALITY L.L.C.	NJ
101 HUDSON REALTY L.L.C.	DE
101-103 JFK HOLDING L.L.C.	DE
101-103 JFK REALTY L.L.C.	DE
107 MORGAN TIC I, L.L.C.	NJ
107 MORGAN TIC II, L.L.C.	NJ
111 RIVER REALTY L.L.C.	NJ
111 RIVER SPE HOLDING L.L.C.	NJ
120 PASSAIC STREET L.L.C.	NJ
129 FRANKLIN APARTMENTS L.L.C.	MA
150 MAIN STREET, L.L.C.	DE
233 CANOE BROOK ASSOCIATES L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
335 WASHINGTON REALTY, L.L.C.	NJ
343 THORNALL HOLDING L.L.C.	DE
343 THORNALL SPE LLC	DE
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
1835 ARCH APARTMENTS L.L.C.	PA
ALTERRA I L.L.C.	DE
ALTERRA II L.L.C.	DE
BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ

CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CCMA NOMINEE L.L.C.	NJ
CHAI JV MEMBER L.L.C.	DE
COLLEGE ROAD REALTY L.L.C.	NJ
COLUMBIA ROAD OWNERS LLC	DE
COLUMBIA ROAD PARTNERS LLC	DE
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
DISTRICT KITCHEN HOSPITALITY L.L.C.	NJ
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EPSTEINS B 40 PARK ROSEWOOD UNIT L.L.C.	NJ
EPSTEINS B METROPOLITAN ROSEWOOD UNIT, L.L.C.	NJ
EPSTEINS B RENTALS, L.L.C.	NJ
EPSTEINS C LOFTS, LLC	NJ
GARDEN STATE CAFÉ LICENSING L.L.C.	NJ
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
GRAND JERSEY WATERFRONT URBAN RENEWAL L.L.C.	NJ
GREENBELT GKA REALTY LLC	MD
GREENBELT L REALTY LLC	MD
GREENBELT/SPRINGHILL LAKE ASSOCIATES L.L.C.	MD
HANOVER 3201 REALTY L.L.C.	NJ
HANOVER HOSPITALITY CORP.	NJ
HARBORSIDE CAFÉ L.L.C.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HARBORSIDE MANAGEMENT COMPANY L.L.C.	NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.	NJ
HARBORSIDE UNIT B, L.L.C.	NJ
HILLSBOROUGH 206 HOLDINGS L.L.C.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
LIBERTY TOWERS TIC I, L.L.C.	DE
LIBERTY TOWERS TIC II, L.L.C.	DE
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C 125 BROAD C L.L.C.	DE
M-C 3 CAMPUS, LLC	DE
M-C HARBORSIDE PROMENADE LLC	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C HUDSON LLC	NJ
M-C NEWARK L.L.C.	DE
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C SO. PIER L.L.C.	DE
M-C VREELAND, LLC	DE
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI HARBORSIDE UNIT A L.L.C.	NJ
MACK-CALI HOLMDEL L.L.C.	DE

MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD
VERIS RESIDENTIAL ACQUISITION CORP.	DE
MACK-CALI REALTY, L.P.	DE
VERIS RESIDENTIAL SERVICES, INC.	NJ
MACK-CALI SHORT HILLS L.L.C.	NJ
MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI SPRINGING L.L.C.	DE
MACK-CALI SUB X, INC.	DE
MACK-CALI SUB XI, INC.	DE
MACK-CALI SUB XVII, INC.	DE
MACK-CALI TEXAS PROPERTY L.P.	TX
MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WOODBRIDGE L.L.C.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ
MARTINE OWNERS L.L.C.	NY
MC 55 CORPORATE DRIVE L.L.C.	DE
MC 55 CORPORATE MANAGER L.L.C.	DE
MC COLUMBIA ROAD LLC	DE
MC SYLVAN/CAMPUS HOSPITALITY L.L.C.	NJ
MC FREE WI-FI L.L.C.	NJ
MC HARBORSIDE RESTAURANT L.L.C.	NJ
MC JERSEY CITY HOSPITALITY L.L.C.	NJ
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC ONE RIVER GENERAL L.L.C.	NJ
MC ONE RIVER LIMITED L.L.C.	NJ
MC PARSIPPANY HOSPITALITY CORP.	NJ
MC PIGGYBACK HOSPITALITY L.L.C.	NJ
MC PIGGYBACK SERVICES L.L.C.	NJ
MC PLAZA 8-9 PM L.L.C.	NJ
MC PORT IMPERIAL HOTEL L.L.C.	NJ
MC PORT IMPERIAL HOTEL II, L.L.C.	DE
MC PORT IMPERIAL HOTEL TRS L.L.C.	NJ
MC ROSELAND CRYSTAL LAKE L.L.C.	DE
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND HILLSBOROUGH L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
VERIS RESIDENTIAL NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NORTH RETAIL II, L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE
MC ROSELAND PARCEL 2 L.L.C.	NJ
MC ROSELAND PORTSIDE AT PIER ONE L.L.C.	DE
MC ROSELAND PORTSIDE L.L.C.	DE
MC ROSELAND RIVERWALK C L.L.C.	NJ
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND VA HOLDINGS L.L.C.	DE
MC ROSELAND WASHINGTON STREET, L.P.	DE
MC ROSELAND WATERFRONT PARTNERS L.L.C.	DE

MC ROSELAND WORCESTER L.L.C.	DE
MC SOHO LOFTS TIC I, L.L.C.	DE
MC UNIVERSITY PARKING L.L.C.	NJ
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
METRO 99 TIC I L.L.C.	DE
METRO 101 HOLDING L.L.C.	DE
METRO 101 REALTY L.L.C.	DE
METROVIEW 333 REALTY L.L.C.	NJ
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL L.L.C.	NJ
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MORRISTOWN EPSTEINS, L.L.C.	NJ
NEWARK CENTER HOLDING L.L.C.	DE
ONE CAMPUS ASSOCIATES, L.L.C.	DE
ONE RIVER ASSOCIATES L.P.	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
OVERLOOK RIDGE L.L.C.	DE
OVERLOOK RIDGE III L.L.C.	DE
OVERLOOK RIDGE APARTMENTS INVESTORS LLC	DE
PALLADIUM REALTY L.L.C.	NJ
PARCEL 1-3 AT PORT IMPERIAL LLC	NJ
PARCEL 2 AT PORT IMPERIAL LLC	NJ
PARCEL 8-9 AT PORT IMPERIAL LLC	NJ
PARCEL 16 AT PORT IMPERIAL LLC	NJ
PORT IMPERIAL PARK URBAN RENEWAL LLC	NJ
PARSIPPANY 202 REALTY L.L.C.	NJ
PARSIPPANY HANOVER REALTY II L.L.C.	NJ
PH URBAN RENEWAL LLC	NJ
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PORT IMPERIAL MARINA L.L.C.	NJ
PORT IMPERIAL NORTH RETAIL, L.L.C.	NJ
PORT IMPERIAL RRT PARTNER L.L.C.	NJ
PORT IMPERIAL SOUTH 11 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 GARAGE, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 RETAIL L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ
PORTSIDE 1/4 L.L.C.	DE
PORTSIDE 5/6, L.L.C.	DE
PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE APARTMENT HOLDINGS L.L.C.	DE
PORTSIDE HOLDINGS L.L.C.	DE
PORTSIDE MASTER COMPANY, L.L.C.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
PRUROSE MARBELLA I, L.L.C.	DE
PRUROSE MONACO HOLDINGS, L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
RED BANK HMS L.L.C.	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL L.L.C.	NJ
ROSEGARDEN MONACO, L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND 40 PARK, L.L.C.	DE
ROSELAND ACQUISITION CORP.	DE
ROSELAND ASSET SERVICES, L.L.C.	NJ
ROSELAND BB HOSPITALITY, L.L.C.	NJ

ROSELAND BB PARTNER, L.L.C.	NJ
ROSELAND DESIGNS L.L.C.	NJ
ROSELAND FREEHOLD, L.L.C.	NJ
ROSELAND HARBORSIDE UNIT B, L.L.C.	NJ
ROSELAND/HARRISON, L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND HOTEL UNIT, L.L.C.	NJ
VERIS RESIDENTIAL MANAGEMENT COMPANY, L.L.C.	DE
VERIS RESIDENTIAL MANAGEMENT SERVICES, L.P.	NJ
ROSELAND MONUMENT L.L.C.	DE
ROSELAND/RBA, L.L.C.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ
ROSELAND/OVERLOOK, L.L.C.	NJ
ROSELAND PA HOLDING L.L.C.	DE
ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
ROSELAND/PORT IMPERIAL PARTNERS, L.P.	DE
VERIS RESIDENTIAL DEVELOPMENT, LLC	NJ
VERIS RESIDENTIAL PARTNERS, L.P.	DE
ROSELAND RESIDENTIAL TRS CORP.	DE
VERIS RESIDENTIAL TRUST	MD
ROSELAND RESIDENTIAL UNIT, L.L.C.	NJ
ROSEWOOD MORRISTOWN, L.L.C.	NJ
RRT 2 CAMPUS L.L.C.	NJ
RRT 95 MORGAN, L.L.C.	NJ
RRT GREENBELT HOLDING LLC	MD
SH HOTEL UNIT, L.L.C.	NJ
SH RESIDENTIAL UNIT, L.L.C.	NJ
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
SYLVAN/CAMPUS REALTY L.L.C.	NJ
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WALL 34 REALTY L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY
XS HOTEL ASSOCIATES LLC	NJ
XS HOTEL URBAN RENEWAL ASSOCIATES LLC	NJ